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             PHELPS DODGE CORPORATION AND CONSOLIDATED SUBSIDIARIES

                                   Exhibit 21

LIST OF SUBSIDIARIES AND INVESTMENTS
------------------------------------------------------------------------------
Registrant:

Phelps Dodge Corporation (New York). The Registrant has no parent.



                                                                       Registrant's
                                                                        percent of
                                                                       voting power
                                                                      --------------
CONSOLIDATED SUBSIDIARIES:

 Alambres y Cables de Panama, S.A. (Panama).....................            78.1
 Alambres y Cables Venezolanos, C.A. (Venezuela)................            90.0
 Alcoa Fios E Cabos Electricos, S.A. (Brazil)...................            60.0
 Burro Chief Copper Company (Delaware)..........................           100.0
 Cables Electricos Ecuatorianos, C.A. (Ecuador).................            67.1
 Cobre Cerrillos Sociedad Anonima (Chile).......................            90.0
 Cocesa Ingenieria y Construccion, S.A. (Chile).................            63.0
 Columbian Carbon Deutschland GmbH (Germany)....................           100.0
 Columbian Carbon Europa S.r.l. (Italy).........................           100.0
 Columbian Carbon International (France) S.A. (France)..........           100.0
 Columbian Carbon Philippines, Inc. (Philippines)...............            88.2
 Columbian Carbon Spain, S.A. (Spain)...........................           100.0
 Columbian Chemicals Brasil, S.A. (Brazil)......................           100.0
 Columbian Chemicals Canada Ltd. (Ontario)......................           100.0
 Columbian Chemicals Company (Delaware).........................           100.0
 Columbian Chemicals Europa GmbH (Germany)......................           100.0
 Columbian International Chemicals Corporation (Delaware).......           100.0
 Columbian International Trading Company (Delaware).............           100.0
 Columbian Tiszai Carbon Ltd. (Hungary).........................            60.0
 Columbian (U.K.) Limited (United Kingdom)......................           100.0
 Compania Contractual Minera Candelaria (Chile).................            80.0
 Compania Contractual Minera Ojos del Salado (Chile)............           100.0
 CONDUCEN, S.A. (Costa Rica)....................................            75.4
 Conductores Electricos de Centro America, Sociedad Anonima
   (El Salvador)................................................            57.6
 Cyprus Amax Minerals Company...................................
 Dodge & James Insurance Company, Ltd. (Bermuda)................           100.0
 Electroconductores de Honduras, S.A. de C.V. (Honduras)........           59.39
 Phelps Dodge Magnet Wire (Austria) GmbH (Austria)..............           100.0
 Industria de Conductores Electricos, C.A. (Venezuela)..........            87.1
 Metals Fabricators of Zambia Limited (Zambia)..................            51.0
 PD Candelaria, Inc. (Delaware).................................           100.0
 PD Cobre, Inc. (Delaware)......................................           100.0
 Phelps Dodge Australasia, Inc. (Delaware)......................           100.0
 Phelps Dodge Chino, Inc. (Delaware)............................           100.0
 Phelps Dodge High Performance Conductors of
   NJ, Inc. (New Jersey)........................................           100.0
 Phelps Dodge High Performance Conductors of SC and
   GA, Inc. (New York)..........................................           100.0

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                                      -2-

                                                                             Registrant's
                                                                              percent of
                                                                             voting power
                                                                            --------------

CONSOLIDATED SUBSIDIARIES (CONTINUED):

    Phelps Dodge Industries, Inc. (Delaware)....................................  100.0
    Phelps Dodge International Corporation (Delaware)...........................  100.0
    Phelps Dodge Morenci, Inc. (Delaware).......................................  100.0
    Phelps Dodge Overseas Capital Corporation (Delaware)........................  100.0
    Phelps Dodge Refining Corporation (New York)................................  100.0
    Phelps Dodge Thailand Limited (Thailand)....................................   75.5
    Phelps Dodge Wire and Cable Holdings de Mexico, S.A. de C.V. (Mexico).......  100.0
    Phelps Dodge Yantai China Holdings, Inc. (Cayman Islands)...................   66.7
    Sevalco Limited (United Kingdom)............................................  100.0

INVESTMENTS CARRIED ON AN EQUITY BASIS:

    Apache Nitrogen Products, Inc. .............................................   38.7
    Columbian Carbon Japan Ltd. (Japan).........................................   50.0
    Keystone Electric Wire and Cable Company Limited (Hong Kong)................   20.0
    Minera Phelps Dodge Mexico, S. de R.L. de C.V. (Mexico).....................  100.0
    PDTL Trading Company Limited (Thailand).....................................   49.0
    Phelps Dodge Philippines, Inc. (Philippines)...............................    40.0
    The Morenci Water and Electric Company (Arizona)............................  100.0

Summarized financial information is provided for these and other companies (see
Note 4 to the Consolidated Financial Statements of the Corporation contained in the Corporation's 1998 Form 10-K) pursuant to Article 3 - General Instructions as to Financial Statements.

Omitted from this listing are subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

SUBSIDIARIES OF CYPRUS AMAX MINERALS COMPANY:

Cyprus Metals Company (Delaware)................................................  100.0
 Cyprus Climax Metals Company (Delaware)........................................  100.0
  Byner Cattle Company (Nevada).................................................  100.0
  Amax Metals Recovery, Inc. (Delaware).........................................  100.0
  Copper Market, Inc. (Arizona).................................................  100.0
  Climax Molybdenum Company (Delaware)..........................................  100.0
   Climax Molybdenum Marketing Corporation (Delaware)...........................  100.0
   Climax Molybdenum B.V. (The Netherlands).....................................  100.0
  Climax Molybdenum GmbH (Germany)..............................................  100.0
  Climax Molybdenum S.R.L. (Italy)..............................................  100.0
  Cyprus Amax del Peru Corporation (Delaware)...................................  100.0
  Cyprus Amax Finance Chile Corporation (Delaware)..............................  100.0
  Cyprus Amax PNG Holdings, Inc. (Delaware).....................................  100.0
  Cyprus Bagdad Copper Corporation (Delaware)...................................  100.0
  Cyprus Copper Marketing Corporation (Delaware)................................  100.0
  Cyprus El Abra Corporation (Delaware).........................................  100.0
   Sociedad Contractual Minera El Abra (Chile) (a)..............................   51.0
  Cyprus Miami Mining Corporation (Delaware)....................................  100.0
  Cyprus Pima Mining Company (California) (b)...................................  75.01
  Cyprus Pinos Altos Corporation (Delaware).....................................  100.0
  Cyprus Rod Chicago Corporation (Delaware).....................................  100.0
  Cyprus Sierrita Corporation (Delaware)........................................  100.0
   Las Quintas Serenas Water Co. (Arizona) (c)..................................   59.0
  Cyprus Tohono Corporation (Delaware)..........................................  100.0
  Cyprus Tonopah Mining Corporation (Delaware)..................................  100.0
  Mt. Emmons Mining Company (Delaware)..........................................  100.0
   Silver Springs Ranch, Inc. (Colorado)........................................  100.0
  Sociedad Minera Cerro Verde S.A. (Peru) (d)...................................   82.5
 Cyprus Gold Company (Delaware).................................................  100.0
  Cyprus Copperstone Gold Corporation (Delaware)................................  100.0
  Cyprus Amax Australia Corporation (Delaware)..................................  100.0
 Cyprus Exploration and Development Corporation (Delaware)......................  100.0
  Cyprus Amax China Corporation (Delaware)......................................  100.0
  Cyprus Amax Indonesia Corporation (Delaware)..................................  100.0
   PT Cyprus Amax Indonesia (Indonesia) (e).....................................   95.0
  Cyprus Amax Philippines Corporation (Delaware)................................  100.0
  Cyprus Amax Zambia Corporation (Delaware).....................................  100.0
  Cyprus Amax Zimbabwe Corporation (Delaware)...................................  100.0
  Cyprus Canada Inc. (Canada)...................................................  100.0
  Cyprus Gold Exploration Corporation (Delaware)................................  100.0
  Cyprus Metals Exploration Corporation (Delaware)..............................  100.0
  Cyprus Minera de Panama, S.A. (Panama)........................................  100.0
  Minera Cyprus Antacori Corporation (Delaware).................................  100.0
   Rio Blanco Exploration, LLC (Colorado) (f)...................................   50.0
 Compania Mexicana de Exploracion Cyprus, S.A. de C.V. (Mexico).................  100.0
 Cyprus Mexico Corporation (Delaware)...........................................  100.0
 Cyprus Minera de Chile Inc. (Delaware).........................................  100.0
 Minera Cuicuilco S.A. de C.V. (Mexico).........................................  100.0
 Servicios Cyprus S.A. de C.V. (Mexico).........................................  100.0
 Cyprus Specialty Metals Company (Delaware).....................................  100.0
 Cyprus Zinc Corporation (Delaware).............................................  100.0
Cyprus Amax Kansanshi Holdings Limited (Ireland)................................  100.0
 Cyprus Amax Kansanshi PLC (Zambia) (g).........................................   17.8
Cyprus Amax Chile Holdings, Inc. (Delaware).....................................  100.0
 Minera Cyprus Amax Chile Limitada (Chile) (h)..................................   67.0
 Minera Cyprus Chile Limitada (Chile) (i).......................................  90.33
Cyprus Mines Corporation (Delaware).............................................  100.0
 Cyprus Amax Minerals Japan Corporation (Delaware)..............................  100.0
 Cyprus Amax Leasing Corporation (Delaware).....................................  100.0
Amax Nickel Overseas Ventures, Inc. (Delaware)..................................  100.0
American Metal Climax, Inc. (Delaware)..........................................  100.0
Ametalco Inc. (New York)........................................................  100.0
 Ametalco Limited (England).....................................................  100.0
  Climax Molybdenum U.K. Limited (England)......................................  100.0
Climax Canada Ltd. (Delaware)...................................................  100.0
Amax Energy Inc. (Delaware).....................................................  100.0
 Amax Zinc (Newfoundland) Limited (Delaware)....................................  100.0
 Cyprus Meullaboho Coal Mining Limited (Bermuda)................................  100.0
 Cyprus Australia Coal Company (Delaware).......................................  100.0
  McIlwraith McEacharn Pty Limited (Australia)..................................  100.0
  McIlwraith Mining Pty Limited (New South Wales)...............................  100.0
  Oakbridge Pty Limited (New South Wales) (j)...................................  47.96
  Cyprus Springvale Pty Limited (New South Wales)...............................  100.0
  Cyprus (Queensland) Pty Limited (New South Wales).............................  100.0
Amax de Chile, Inc. (Delaware)..................................................  100.0
Amax Exploration, Inc. (Delaware)...............................................  100.0
Amax Exploration (Ireland), Inc. (Delaware).....................................  100.0
Amax Investment (France), Inc. (Delaware).......................................  100.0
Amax Research & Development, Inc. (Delaware)....................................  100.0
Amax Arizona, Inc. (Nevada).....................................................  100.0
United States Metals Refining Company (Delaware)................................  100.0
Amax Realty Development, Inc. (Delaware)........................................  100.0
Amax Specialty Coppers Corporation (Delaware)...................................  100.0
Amax Specialty Metals (Driver), Inc. (Delaware).................................  100.0
Blackwell Zinc Company, Inc. (New York).........................................  100.0
CAM Receivables Corporation (Delaware)..........................................  100.0
Cyprus Amax Finance Corporation (Delaware)......................................  100.0
Missouri Lead Smelting Company (Delaware).......................................  100.0

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(a) 49% owned by Corporacion Nacional del Cobre de Chile
(b) 24.99% owned by BHP Minerals International Inc.
(c) 34% by John and Mary Gay; 7% owned by various individuals
(d) 9.2% owned by Cia. De Minas Buenaventura S.A.; 8.3% owned by various individuals
(e) 5% owned by Cyprus Amax Australia Corporation
(f) 50% owned by Newcrest International Pty. Ltd.
(g) 82.2% owned by Zambia Consolidated Copper Mines Limited
(h) 33% owned by Cyprus Specialty Metals Company
(i) 9.67% owned by Cyprus Exploration and Development Corporation
(j) 25.62% owned by Tomen Corporation; 23.57% owned by Nippon Oil (Australia)
    Pty. Ltd.; 2.85% owned by Kawasho Corporation. One fully paid "A" Class ordinary share owned by McIlwraith Mining Pty. Limited.